Leases	12 Months Ended
Dec. 31, 2021
Leases
Leases

Note 14. Leases

We have operating leases for manufacturing and production facilities, branch distribution and warehouse facilities, vehicles and machinery and equipment. Some of our lease agreements have renewal options, tenant improvement allowances, rent holidays and rent escalation clauses, which are not included in the below table. The remaining terms on our leases range from 1 year to 22 years, some of which may include options to extend the leases generally between 1 and 10 years, and some of which may include options to terminate the leases within 1 year.

Maturities of lease obligations as of December 31, 2021 were as follows:

(Thousands)
2022	$4,334
2023	4,332
2024	4,174
2025	3,286
2026	2,377
Thereafter	4,373
Total	$22,876

Rent expense for the years ended December 31, 2021 and 2020 was $4.4 million and $5.7 million, respectively.